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                                                                 EXHIBIT 99

                        [LETTERHEAD OF DELOITTE & TOUCHE LLP]

                                   April 20, 1998

Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madams:

          We have read and agree with the comments in Item 4 of Form 8-K of Huntsman Packaging Corporation dated April 20, 1998.

                               Yours truly,



                           /s/ DELOITTE & TOUCHE LLP